EXHIBIT 10

                          ACTUARIAL OPINION AND CONSENT

                        NORTHBROOK LIFE INSURANCE COMPANY
                             3100 Sanders Road--J4B
                              Northbrook, IL 60062

Telephone: (847) 402-2545             Diana B. Montigney
Fax: (847) 326-7231                   Vice President & Life Actuary, FSA., MAAA.


April 29 1998


In my capacity as Vice President and Life Actuary of Northbrook Life Insurance Company (the Company"), I have provided actuarial advice concerning:

The preparation of Post-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-25057) filed by Northbrook Life Variable Life Separate Account A and the Company with the Securities and Exchange Commission under the Securities Act of 1933 with respect to variable life insurance policies (the "Registration Statement"); and

The preparation of policy forms for the variable life policies described in the Registration Statement (the "Policies").

It is my professional opinion that:

1. The illustrations of death benefits, net cash values, accumulated premium, internal rates of return on net cash values and internal rates of return on death benefits shown in Exhibit (11) to the registration statement, based on the assumptions stated in the illustrations, are consistent with the provisions of the Policies and with the Company's administrative procedures.

2. The rate structure of the Policies has not been designed so as to make the relationship between the initial premiums and policy benefits, as shown in the illustrations, appear to be correspondingly more favorable to prospective purchasers of Policies for male and female insureds, aged 45, 55, and 65, or for joint insureds (male/female aged 55 and male/female aged 65) in the underwriting class illustrated than to prospective purchasers of Policies for insureds of other sexes or ages. Insureds in other underwriting classes may have higher cost of insurance charges.

3. The illustrations shown in the registration statement are for commonly used rating classifications and for premium amounts and ages appropriate to the markets in which this Policy is sold.

I hereby consent to the filing of this opinion as an Exhibit to this Post-Effective Amendment No. 1 to the registration statement and to the use of my name under the heading "Experts" in the Prospectus.


                        By:  /s/ Diana B. Montigney
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                             Diana B. Montigney, F.S.A., M.A.A.A.
                             Vice President & Life Actuary